Note 2 - Securities (Detail) - Securities Available for Sale (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Less than 12 Months - Fair Value	$ 7,621
Less than 12 Months - Unrecognized Loss	(12)
Fair Value	7,621
Unrecognized Loss	$ (12)